SCHEDULE OF NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES (Details) - USD ($)		Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2019
Supplemental Information On Oil And Gas Operations
Future cash inflows		$ 355,958,000	$ 150,694,000
Future production costs(1)	[1]	(69,683,000)	(50,268,000)
Future development costs		(71,700,000)	(26,263,000)
Future income tax expenses		(57,206,000)	(19,689,000)
Future net cash flows		157,369,000	54,474,000
10% annual discount for estimated timing of cash flows		(84,100,000)	(33,677,000)
Standardized measure of discounted future net cash flows at the end of the fiscal year		$ 73,269,000	$ 20,797,000	$ 40,833,000

[1]	Production costs include crude oil and natural gas operations expense, production ad valorem taxes, transportation costs and G&A expense supporting the Company’s crude oil and natural gas operations.